AUBURN NATIONAL

BANCORPORATION,

INC AND SUBSIDIARIES
EXHIBIT 32.2
CERTIFICATION

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Auburn National Bancorporation,

Inc. (the “Company”) on
Form 10-Q for the period ending March 31, 2022, as filed with the Securities and Exchange

Commission as
of the date hereof (the “Report”), I, David A. Hedges, Executive Vice

President and Chief Financial Officer
of the Company, certify,

pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley
Act of 2002, that:

(1)
The Report fully complies with the requirements of Section 13(a)

or 15(d) of the Securities
Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:

May 5, 2022

/s/ David A. Hedges
David A. Hedges
Executive Vice President and Chief
Financial Officer